Virtus SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.7%
China—14.2%
Alibaba Group Holding Ltd. Sponsored ADR(1)	8,252	$1,871
New Oriental Education & Technology Group, Inc. Sponsored ADR(1)	104,084	1,457
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,023,090	2,019
Tencent Holdings Ltd.	19,755	1,550
		6,897

Denmark—3.4%
Novo Nordisk A/S Sponsored ADR(2)	24,153	1,628
France—7.0%
Dassault Systemes SE	8,036	1,719
L’Oreal SA	4,314	1,653
		3,372

Germany—8.7%
adidas AG(1)	4,928	1,538
SAP SE Sponsored ADR	13,632	1,674
Sartorius AG	2,037	1,016
		4,228

Hong Kong—5.0%
AIA Group Ltd.	200,106	2,427
India—9.0%
Asian Paints Ltd.	26,701	927
HDFC Bank Ltd. ADR(1)	28,883	2,244
Infosys Ltd. Sponsored ADR	64,754	1,212
		4,383

Japan—5.9%
Fast Retailing Co. Ltd.	1,060	844
Recruit Holdings Co. Ltd.	19,702	961
Sysmex Corp.	9,925	1,069
		2,874

Mexico—6.2%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	19,580	1,475
Wal-Mart de Mexico SAB de C.V.	489,199	1,545
		3,020

	Shares	Value

Netherlands—6.3%
Adyen NV(1)	523	$1,168
Heineken NV	18,425	1,893
		3,061

Switzerland—8.7%
Alcon, Inc.(1)	25,036	1,757
Nestle S.A. Registered Shares	10,850	1,209
Temenos AG Registered Shares(1)	8,700	1,253
		4,219

Thailand—2.8%
CP ALL PCL(1)	619,384	1,372
United Kingdom—15.2%
Aon plc Class A	10,754	2,475
Diageo plc	35,209	1,451
IHS Markit Ltd.	15,447	1,495
Linde plc	6,948	1,946
		7,367

United States—6.3%
Medtronic plc	8,161	964
STERIS plc	10,881	2,073
		3,037

Total Common Stocks (Identified Cost $35,366)		47,885

Total Long-Term Investments—98.7% (Identified Cost $35,366)		47,885

Securities Lending Collateral—3.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(3)(4)	1,580,941	1,581
Total Securities Lending Collateral—3.3% (Identified Cost $1,581)		1,581

	Shares	Value

Short-Term Investment—1.0%
Money Market Mutual Fund—1.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(4)	495,234	$495
Total Short-Term Investment (Identified Cost $495)		495

TOTAL INVESTMENTS—103.0% (Identified Cost $37,442)		$49,961
Other assets and liabilities, net—(3.0)%		(1,474)
NET ASSETS—100.0%		$48,487

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Represents security purchased with cash collateral received for securities on loan.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United Kingdom	15%
China	14
United States	10
India	9
Germany	8
Switzerland	8
France	7
Other	29
Total	100%
† % of total investments as of March 31, 2021.
See Notes to Schedule of Investments

Virtus SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of March 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$47,885	$47,885
Securities Lending Collateral	1,581	1,581
Money Market Mutual Fund	495	495
Total Investments	$49,961	$49,961
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2021.
There were no transfers into or out of Level 3 related to securities held at March 31, 2021.
See Notes to Schedule of Investments

VIRTUS SGA INTERNATIONAL GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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